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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 MARCH 29, 2001

                                   001-13836

                            (COMMISSION FILE NUMBER)

                            ------------------------

                            TYCO INTERNATIONAL LTD.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                   BERMUDA                                    NOT APPLICABLE
       (JURISDICTION OF INCORPORATION)            (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

  THE ZURICH CENTRE, SECOND FLOOR, 90 PITTS BAY ROAD, PEMBROKE, HM 08, BERMUDA

              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)

                                 414-292-8674*

                        (REGISTRANT'S TELEPHONE NUMBER)

                            ------------------------

* The executive offices of the Registrant's principal United States subsidiaries are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.

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ITEM 5. OTHER EVENTS

    On March 15, 2001, Tyco International Ltd. ("Tyco"), a Bermuda company, filed a Form 8-K which included as an exhibit a press release issued March 13, 2001 announcing that its wholly-owned subsidiary, Tyco Acquisition XIX (NV) ("Acquiror"), a Nevada corporation, and The CIT Group, Inc., a Delaware corporation ("CIT"), have entered into an Agreement and Plan of Merger dated as of March 12, 2001 (the "Merger Agreement"), pursuant to which Tyco will acquire CIT through the merger of CIT with and into Acquiror. Tyco intends to account for this acquisition as a purchase.

    This Form 8-K includes as an exhibit the Tyco and CIT unaudited pro forma combined condensed financial information for the quarter ended December 31, 2000, for the year ended September 30, 2000 and as of December 31, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

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
   EXHIBIT NUMBER                                  TITLE
---------------------                              -----
   99.1 Tyco and CIT unaudited pro forma combined condensed financial information for the quarter ended December 31, 2000, for the year ended September 30, 2000 and as of December 31, 2000.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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
                                                       TYCO INTERNATIONAL LTD.

                                                       By:              /s/ MARK H. SWARTZ
                                                            -----------------------------------------
                                                                          Mark H. Swartz
                                                                   EXECUTIVE VICE PRESIDENT AND
                                                                     CHIEF FINANCIAL OFFICER
                                                               (PRINCIPAL FINANCIAL AND ACCOUNTING
                                                                             OFFICER)
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Date: March 29, 2001
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                                 EXHIBIT INDEX

   EXHIBIT NUMBER
---------------------
   99.1                 Tyco and CIT unaudited pro forma combined condensed
                        financial information for the quarter ended December 31,
                        2000, for the year ended September 30, 2000 and as of
                        December 31, 2000.